                           QUARTERLY REPORT TO SHAREHOLDERS
                           June 30, 2003
                           Primary Class

       LEGG MASON
       -------------------------------------------------------------------------
       VALUE TRUST, INC.

                       ---------------------------------------------------------

                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to report that investment returns on Primary Class shares of the Legg Mason Value Trust were excellent on both an absolute and relative basis in the three-, six- and twelve-month periods ended June 30, 2003.

                                            Total Return(A)
                                    -------------------------------
                                    3 Months   6 Months   12 Months
                                    --------   --------   ---------
Value Trust Primary Class           +25.47%    +21.83%     +18.84%
Lipper Large-Cap Core Funds         +14.07%    +10.38%      -1.94%
Standard & Poor's 500 Stock
  Composite Index                   +15.39%    +11.76%      +0.25%

---------------

Source: Lipper Inc. See page 15 for index definitions.

  Many shareholders invest regularly in Value Trust shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings, when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

      Sincerely,


         /s/ JOHN F. CURLEY, JR.            /s/ MARK R. FETTING
         John F. Curley, Jr.                Mark R. Fetting
         Chairman                           President

July 28, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

Portfolio Managers' Commentary

Investment Commentary

  In 1927, British biochemist J.B.S. Haldane published a volume called Possible Worlds and other essays. In it was a paper titled "On Being the Right Size." Haldane begins that essay by noting that differences of size are the most obvious differences among animals, but that little scientific attention seems to be paid to them.

  He shows that a consideration of the constraints of physics on form and function yields some surprising insights, including the answer to a question posed by a recent reader of New Scientist magazine who wondered if it was true "that you can drop a cat from any height and it will land unhurt because its terminal velocity is lower than the speed at which it can land unhurt." (No.) But Haldane says you can drop a mouse down a thousand-foot mineshaft and it will walk away, "so long as the ground is fairly soft." Not so with a rat, or any larger animal, if you were wondering.

  Perhaps more pertinent to readers of this piece is that Haldane's essay offers insights into why we own none of the top five companies sized by market capitalization in the S&P 500, and why Internet stocks may be better values than conventional thinking might assume.

  Small- and mid-cap managers explain that their universe of companies can grow faster than very large companies. Large-cap managers note that smaller companies are riskier and have higher failure rates than very large enterprises, perhaps negating whatever advantage may arise from the putatively faster growth rate. Small animals have shorter life-spans, in general, just as small companies do. Is that a coincidence?

  When is big too big, anyway? How much, if any, of a disadvantage is GE's market capitalization of $288 billion? Is it a coincidence that GE, Microsoft, Wal-Mart, Pfizer, and Exxon, the top five companies in the S&P 500 by market capitalization, all are worth between $244 and $288 billion, despite their being in five different businesses?

  Haldane claims that for every type of animal there is an optimum size. People, for example, could not be 60 feet tall. Giants may exist in literature, but not on terra firma. Scaling up a person to 60 feet in height would increase his weight by a thousand times, and increase the pressure on each square inch of bone by a factor of 10. But human thigh bones will break trying to carry ten times human weight, so giants couldn't walk without breaking their thighs with each step.

  The aerodynamics of flying quickly imposes limits on the size of birds. The muscle power necessary to flap wings inhibits how big a bird can be and still stay aloft. Very large birds, such as eagles or condors, mostly soar, flapping their wings relatively rarely. Hummingbirds, in contrast, can flap their wings faster than our eyes can register, because of their very small size. The constraints that physics imposes on form and function are sometimes useful to us. "Were this not the case, eagles might be as large as tigers and as formidable to man as hostile aeroplanes," Haldane observes.

  Considerations such as these soon "show that for every type of animal there is an optimum size." Economists have not drawn much inspiration from biology, with some few exceptions, despite Alfred Marshall's noting that the economy is much more like a biological system than a mechanical one. The paradigm of the modern economist has been physics, not biology.

  Darwin, though, drew his inspiration from economics. It was his reading of Malthus that spurred his thinking about the struggle for existence. He thought of nature as an economy, where each area of competitive advantage would be occupied by some organism. "Wedges in the economy of nature" was the phrase he used.

  Haldane was writing about the physics of biology, about the limits of systems that are constituted in particular ways, or which are organized to solve specific problems, such as flying.

  His point was that the basic nature of the world imposes limits on our ability to operate within it. If we are going to fly, we have to obey the laws of aerodynamics. The laws of optics, and the nature of light waves, have implications about how eyes must be constructed.

  At the end of his essay, he says, "and just as there is a best size for every animal, so the same is true for every human institution." The reason the Greeks thought a small city was the largest size for a functioning democracy was that democracy required that all citizens be able to listen to debates about issues and vote on legislation. A large geographic area makes this method of governance unwieldy and unworkable.

  When representative government was invented, it opened the way for a large land mass to be governed democratically, which first occurred in the United States. Haldane noted that broadcasting, then a recent invention, enabled every citizen to once again hear the views of legislators, perhaps leading again to experiments in direct democracy. California's use of the referendum and the current recall effort are examples of how technology, in this case mass media, can alter the structure of the polity. Haldane recognized that technology can perhaps change what is possible in ways that are not immediately obvious.

  The collective psychology that is the market glimpsed something similar in the tech and Internet boom of the late 1990s. Exuberance that was irrational and valuations that were unsustainable do not negate the profound changes that may ensue due to ever-expanding computational power and the vast potential of the Internet.

  Internet businesses operate in a different realm from that of most businesses whose physical world presence shapes their size, determines their opportunities, and constrains the returns available to their capital. We really don't know, or I don't anyway, just what the optimum or potential size is of Amazon, eBay, Yahoo, or InterActive, the four big public Internet companies. It is worth considering that these companies may have optimum or potential sizes that may far exceed those we now observe in our largest and most valuable businesses.

  Amazon is often compared to Wal-Mart or Home Depot, usually by those who are bearish on it because "it is a retailer with a retailer's cost structure," as one investor who is short the stock was recently quoted. He went on to note that Amazon's market value was four times 2003 estimated revenues, while Wal-Mart and Home Depot, "the country's two most successful retailers, trade for about one times sales."

  This reasoning is an absolute snake pit of confusion, the untangling of which is well beyond the scope of this letter. It is instructive, though, to consider a few of the errors infecting the argument.

  Traditional retailers have a fundamentally different set of economics from Amazon due to the physical structure of the world in which they operate. They have to build stores, which not only requires capital but also depends on finding suitable locations, navigating local zoning law, and dealing, in the case of those outside the U.S., with restrictive, perhaps prohibitive, rules on pricing, hours of operation, and so on.

  Wal-Mart will spend $12 billion of capital this year to grow its square footage by 8 or 9 percent. That is just about 5% of sales to get 12% sales growth, assuming same-store sales are up 4% or so. Amazon will spend 0.7% of sales to grow revenues 30%. The cost for Wal-Mart to open a store in Tokyo or stores all over Japan is orders of magnitude greater than it is for Amazon to put up a website and provide local distribution. Wal-Mart has to contend with almost a billion dollars of lost merchandise ("shrink") from its stores every year. Amazon doesn't. As a result of these and other factors, the economic model of Amazon is very unlike that of Wal-Mart and other retailers. The capital required to generate growth for Amazon is a fraction of what a physical world retailer has to spend to generate the same growth. As it grows, Amazon has the potential to generate returns on capital that are many times that of Wal-Mart and Home Depot.

  Perhaps most puzzling is the valuation argument. What possible relevance could it have to Amazon's valuation that Wal-Mart and Home Depot trade at about the same multiple of revenues? They trade at very different multiples of earnings. Do earnings matter? Some retailers sell at fractions of sales, others at multiples of sales. Should all successful retailers sell at the same multiple of sales? Why? What does a calculation of the multiple of sales have to do with valuation anyway? Nothing.

  The value of any investment is the present value of the future free cash flows of that investment. Even people who are bearish should know that. The magnitude and duration of free cash flow, discounted at an appropriate rate, determines value. We estimate Amazon will have about $350 million of free cash flow this year, over $500 million next and over $700 million the year after that. We may be right or wrong, but those are inputs that are relevant to Amazon's value, not where Wal-Mart or Home Depot happen to trade.

  The market value of the four major Internet companies combined is just a bit more than the market value of Amgen. Is the investment opportunity in these four businesses combined worth more than one, albeit quite successful, biotech company? What is the right size for an Internet company? How big can they be?

  In a recent magazine article, the author notes eBay has many of the same features as a whole economy, but one that is nascent and just getting underway. It is an interesting analogy. The U.S. economy is over $10 trillion in size. How big can eBay be? The answer is, of course, we will have to wait and see, as we will with the other net names.

  Value is created by profitable growth in excess of the cost of capital. All of the major Internet companies have economic models far superior in terms of return on capital to most of the companies populating the average money manager's or investor's portfolio.

  There is no reason to believe that the economic opportunities for the most successful Internet companies are not as great as those of the most successful physical world companies, who are sized now at about $250 billion or so of market value. Just as there are limits to how large a person can grow, there are limits to how large a company can grow. We don't know how big the top five S&P companies can be, but we think they are closer to their limits than the other businesses we own.

  Size is an enemy of performance in companies as well as in money managers. As Warren Buffet so nicely put it, if you believe otherwise, you should pursue a career in sales, but avoid one in mathematics.

                                                  Bill Miller, CFA

August 17, 2003

Fund Performance and Market Commentary

                                                     CUMULATIVE TOTAL RETURNS, PERIODS ENDED JUNE 30, 2003
                                 ----------------------------------------------------------------------------------------------
                                                                                                               FIRST    SECOND
                                    SINCE          15         10         5         3         1       YEAR     QUARTER   QUARTER
                                 INCEPTION(A)    YEARS      YEARS      YEARS     YEARS     YEAR     TO DATE    2003      2003
-------------------------------------------------------------------------------------------------------------------------------
Value Trust Primary Class(B)      +2,587.15%    +618.28%   +358.98%   +26.55%   -13.93%   +18.84%   +21.83%   -2.91%    +25.47%
S&P 500 Stock Composite Index     +1,433.55%    +406.02%   +160.37%    -7.81%   -29.98%    +0.25%   +11.76%   -3.15%    +15.39%
Dow Jones Industrial Average      +1,920.86%    +510.66%   +213.43%    +9.75%    -8.92%    -0.48%    +9.01%   -3.64%    +13.13%
NASDAQ Composite                    +778.62%    +311.19%   +130.53%   -14.35%   -59.08%   +10.91%   +21.51%   +0.42%    +21.00%
Lipper Large-Cap Growth Funds       +888.37%    +297.05%    +97.07%   -19.13%   -48.44%    -0.76%   +12.25%   -1.11%    +13.33%
Lipper Large-Cap Value Funds      +1,257.51%    +341.15%   +133.82%    -3.25%    -8.02%    -2.39%   +10.75%   -5.13%    +16.78%
Lipper Large-Cap Core Funds       +1,024.29%    +325.91%   +121.88%   -12.13%   -33.44%    -1.94%   +10.38%   -3.21%    +14.07%
Lipper Diversified Equity Funds   +1,023.60%    +336.25%   +133.51%    +0.99%   -21.81%    -1.03%   +12.90%   -3.33%    +16.82%

---------------

Source: Lipper Inc. and Prudential Securities. See page 15 for index definitions.

  The market staged a powerful rally in the second quarter, with the S&P 500 up 15.4%, its best quarterly performance since the fourth quarter 1998. The Value Trust significantly outperformed the market in the quarter, rising 25.5%, its second best quarter of absolute performance since the Fund was launched in 1982!

  The strong second quarter results have now pulled the S&P 500 and the Fund into positive territory year-to-date and for the twelve months ended June 30, as shown in the table above.

  Our results were helped by many of our high beta names, such as AES Corp., Capital One Financial Corp., AOL Time Warner Inc. and Tyco International LTD. Please see the Performance Information section of this report for a listing of our ten best and worst performers during the quarter. Our worst performing stock in the quarter, Tenet Healthcare, has been mired in a series of negative events over the last several months, culminating in the resignation of the company's CEO. We have used the sell-off in the stock as a buying opportunity to add to our position.

  The rally in equities in the second quarter was very broad-based, with all 10 industry sectors in the S&P 500 rising, and 470 of the 500 stocks advancing over the 90-day period. We believe this strong advance after a 2 1/2 year bear market signals the beginning of a new bull market, characterized by mid-to-high single digit

---------------

(A) The Value Trust Primary Class inception date is April 16, 1982. Index returns are for periods beginning April 30, 1982.

(B) Past performance does not guarantee future results. The investment return and principal value of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

average annual nominal equity returns, and importantly, very attractive real returns, as shown in the table below.

                                                                            LONG-TERM
                                               8/82 - 3/00   1926 - 2002    FORECAST
--------------------------------------------------------------------------------------
Capital Appreciation:
  Earnings-Driven                                  8.7%          4.3%      5.0% - 7.0%
  Valuation-Driven                                 7.4%          1.4%         0.0%
                                                  ----          ----       -----------
                                                  16.1%          5.7%      5.0% - 7.0%
Dividends and Reinvested Dividends                 3.1%          4.3%         1.6%
                                                  ----          ----       -----------
Total Return                                      19.5%         10.2%      6.6% - 8.6%
Inflation                                          3.2%          3.0%         2.0%
                                                  ----          ----       -----------
Real Return                                       16.5%          7.2%      4.6% - 6.6%

---------------

Source: Ibbotson Assoc., Value Line, Sanford Bernstein, Jeremy Siegel, Legg Mason Funds Management, Inc. All totals may not add precisely due to compounding. The portfolio manager's forward-looking projections are the result of the portfolio manager's own analysis and are not necessarily representative of actual future performance.

  On June 25, the Federal Open Market Committee ("FOMC") cut the fed funds rate by 25 basis points(C) to 1.00%, a level last seen in 1958. The FOMC's comments in the statement they released announcing the cut were significant in our opinion, as they signaled that the fed funds rate will remain at a very low rate for a long period of time. We believe this marks a change in Federal Reserve policy from one of being pre-emptive on inflation to being pre-emptive on deflation and reactive on inflation. We believe the Federal Reserve will not begin to raise rates until pricing power is returned to industrial America.

  While we are equity investors, not bond investors, we believe this change in policy has significant implications for equities. The 20% average annual return on stocks during the 1982-2000 bull market was against a backdrop of lower inflation and lower interest rates. The yield on the 30-year Treasury bond on August 1, 1982, was 13.4%. By March 1, 2000, the yield had declined to 6.8%, providing an 18.7% annualized return (assuming a 3% reinvestment rate). Today the 30-year Treasury yields 5.1%.

  The decline in rates provided a tailwind for equities that caused P/E multiples to expand 7.4% per year, and for equity investors to earn average annual returns of 16.1% from August 1982 to March of 2000.

  We believe it's unlikely that rates will decline significantly from current levels, so it's also unlikely that the S&P 500 Index will experience significant multiple expansion. Index equity returns in the new bull market that we believe began a few months ago will be driven by earnings growth and dividends, not multiple expansion.

  Excess investment returns, in our opinion, will be earned by investing in:

---------------
(C) 100 basis points = 1%.

  - Companies that have high, secure dividend yields that are equal to or greater than nominal GDP.

  - Companies that have solid dividends and strong dividend growth rates.

  - Companies that have a sustainable competitive advantage that will allow for consistent, above average growth.

  - Disasters -- companies that have one or more negative issues surrounding them, such as an earnings shortfall, an accounting scandal, and/or management problems. Usually these stocks are trading close to their 52-week lows.

  We believe our portfolio is well positioned for this environment.

Portfolio Activity

  During the quarter we sold the very small position we had in Motorola, and rolled the money into Intuit. Intuit develops and markets software products and related services that allow households and small businesses to automate financial tasks, including accounting and personal finances. Intuit's stock sold-off in March and April, primarily due to weakness in the company's tax business. In our opinion, the weakness in the tax business was mostly cyclical in nature, and over the long term the company should benefit from the secular shift away from paper filings. Intuit is also well positioned to benefit from broader small business adoption of applications by levering its 2.6 million QuickBooks customers.

  Companies with scarce resources ultimately command premium valuations in the marketplace, and we believe Intuit possesses one of the scarcest resources today: the ability to grow its revenues and earnings at rates significantly above nominal GDP.

  As always, we appreciate your support and welcome your comments.

                                                  Nancy Dennin, CFA

July 28, 2003

DJIA 9366.51

Performance Information

Legg Mason Value Trust, Inc.

Total Returns for One, Five and Ten Years and Life of Class, as of June 30, 2003

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. Total returns as of June 30, 2003, for the Value Line Geometric Average ("Value Line Index") and S&P 500 Stock Composite Index are shown in the table below.

  The Fund offers three classes of shares: Primary Class, Institutional Class and Financial Intermediary Class. Information about the Institutional and Financial Intermediary Classes, offered only to certain institutional and other investors, is contained in a separate report to the shareholders of those classes.

  The table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

  Total returns as of June 30, 2003, were:

                                                            S&P 500
                                                             Stock
                                   Value      Value Line   Composite
                                   Trust        Index        Index
---------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                        +18.84%      -7.79%        +0.25%
    Five Years                       +4.82%      -8.90%        -1.61%
    Ten Years                       +16.46%      +0.72%       +10.04%
    Life of Class(A)                +16.79%      +4.00%       +13.77%

Cumulative Total Return
  Primary Class:
    One Year                        +18.84%      -7.79%        +0.25%
    Five Years                      +26.55%     -37.25%        -7.81%
    Ten Years                      +358.98%      +7.49%      +160.37%
    Life of Class(A)             +2,587.15%    +129.31%    +1,433.55%
---------------------------------------------------------------------

---------------

(A) Value Trust Primary Class inception date is April 16, 1982. Index returns are for periods beginning April 30, 1982.

Performance Comparison of a $10,000 Investment as of June 30, 2003

  The following graph compares the Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graph illustrates the cumulative total return of an initial $10,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  ---------------------------------------------
                Cumulative      Average Annual
               Total Return      Total Return
  ---------------------------------------------
  One Year        +18.84%           +18.84%
  Five Years      +26.55%            +4.82%
  Ten Years      +358.98%           +16.46%
  ---------------------------------------------

[ASSUMED INVESTMENT CHART]

                                                                                                          STANDARD & POOR'S 500
                                                VALUE TRUST PRIMARY CLASS       VALUE LINE INDEX A       STOCK COMPOSITE INDEX B
                                                -------------------------       -----------------        ----------------------
6/30/93                                                 10000.00                    10000.00                    10000.00
9/30/93                                                 10319.00                    10342.00                    10258.00
12/31/93                                                10861.00                    10611.00                    10496.00
3/31/94                                                 10648.00                    10236.00                    10098.00
6/30/94                                                 10486.00                     9878.00                    10141.00
9/30/94                                                 11127.00                    10345.00                    10636.00
12/31/94                                                11011.00                     9973.00                    10635.00
3/31/95                                                 11688.00                    10494.00                    11670.00
6/30/95                                                 13379.00                    11179.00                    12784.00
9/30/95                                                 14816.00                    11894.00                    13800.00
12/31/95                                                15499.00                    11896.00                    14631.00
3/31/96                                                 16607.00                    12396.00                    15416.00
6/30/96                                                 17212.00                    12731.00                    16108.00
9/30/96                                                 18732.00                    12803.00                    16606.00
12/31/96                                                21456.00                    13487.00                    17990.00
3/31/97                                                 22185.00                    13324.00                    18473.00
6/30/97                                                 26189.00                    15088.00                    21698.00
9/30/97                                                 30509.00                    16792.00                    23323.00
12/31/97                                                29406.00                    16327.00                    23993.00
3/31/98                                                 34462.00                    17965.00                    27339.00
6/30/98                                                 36266.00                    17130.00                    28242.00
9/30/98                                                 32043.00                    13771.00                    25433.00
12/31/98                                                43533.00                    15709.00                    30849.00
3/31/99                                                 51670.00                    14707.00                    32386.00
6/30/99                                                 51371.00                    16737.00                    34669.00
9/30/99                                                 46388.00                    15008.00                    32504.00
12/31/99                                                55160.00                    15489.00                    37341.00
3/31/00                                                 55152.00                    15404.00                    38197.00
6/30/00                                                 53325.00                    14656.00                    37182.00
9/30/00                                                 54277.00                    15087.00                    36822.00
12/31/00                                                51223.00                    14139.00                    33941.00
3/31/01                                                 49643.00                    13269.00                    29917.00
6/30/01                                                 53283.00                    14369.00                    31668.00
9/30/01                                                 42622.00                    11179.00                    27020.00
12/31/01                                                46464.00                    13280.00                    29907.00
3/31/02                                                 44766.00                    13591.00                    29989.00
6/30/02                                                 38621.00                    11656.00                    25971.00
9/30/02                                                 33229.00                     8792.00                    21484.00
12/31/02                                                37674.00                     9486.00                    23297.00
3/31/03                                                 36579.00                     8784.00                    22564.00
6/30/03                                                 45898.00                    10749.00                    26037.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

SELECTED PORTFOLIO PERFORMANCE(B)

Strongest performers for the 2nd quarter 2003(C)
------------------------------------------------
 1.   The AES Corporation               +75.4%
 2.   Capital One Financial
       Corporation                      +64.0%
 3.   AOL Time Warner Inc.              +48.2%
 4.   Tyco International Ltd.           +47.7%
 5.   WPP Group plc                     +47.0%
 6.   InterActiveCorp                   +46.8%
 7.   J.P. Morgan Chase & Co.           +46.1%
 8.   McKesson HBOC, Inc.               +43.6%
 9.   Lloyds TSB Group plc              +39.9%
10.   Amazon.com, Inc.                  +39.5%

 Weakest performers for the 2nd quarter 2003(C)
------------------------------------------------
 1.   Tenet Healthcare Corporation      -30.2%
 2.   Eastman Kodak Company              -4.8%
 3.   Albertson's, Inc.                  +2.9%
 4.   Fannie Mae                         +3.8%
 5.   International Business Machines
       Corporation                       +5.4%
 6.   Comcast Corporation - Class A      +5.6%
 7.   Bank One Corporation               +8.0%
 8.   UnitedHealth Group Incorporated    +9.6%
 9.   Waste Management Inc.             +13.7%
10.   General Motors Corporation -
       Hughes Electronics               +14.4%

PORTFOLIO CHANGES

 Securities added during the 2nd quarter 2003
----------------------------------------------
Intuit Inc.

 Securities sold during the 2nd quarter 2003
----------------------------------------------
Motorola, Inc.

---------------

(B) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(C) Securities held for the entire quarter.

Portfolio of Investments

June 30, 2003 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                           Shares/Par            Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.6%

Consumer Discretionary -- 28.7%
 Internet and Catalog Retail -- 13.6%
 Amazon.com, Inc.                                            23,200           $   846,568(A,B)
 eBay Inc.                                                      700                72,926(A)
 InterActiveCorp                                             15,000               593,550(A)
                                                                              -----------
                                                                                1,513,044
                                                                              -----------
 Leisure Equipment and Products -- 3.2%
 Eastman Kodak Company                                       13,000               355,550
                                                                              -----------
 Media -- 9.1%
 AOL Time Warner Inc.                                        20,000               321,800(A)
 Comcast Corporation - Class A                                8,500               256,530(A)
 General Motors Corporation - Hughes Electronics             12,600               161,406(A)
 WPP Group plc                                               34,000               266,944
                                                                              -----------
                                                                                1,006,680
                                                                              -----------
 Specialty Retail -- 2.8%
 The Home Depot, Inc.                                         9,300               308,016
                                                                              -----------
Consumer Staples -- 5.3%
 Food and Drug Retailing -- 5.3%
 Albertson's, Inc.                                           15,931               305,875
 The Kroger Co.                                              16,497               275,177(A)
                                                                              -----------
                                                                                  581,052
                                                                              -----------
Financials -- 23.4%
 Banks -- 9.1%
 Bank One Corporation                                         8,600               319,748
 Lloyds TSB Group plc                                        32,686               232,451
 Washington Mutual, Inc.                                     11,200               462,560
                                                                              -----------
                                                                                1,014,759
                                                                              -----------
 Diversified Financials -- 11.0%
 Capital One Financial Corporation                            4,500               221,310
 Citigroup Inc.                                               8,000               342,400
 Fannie Mae                                                   4,000               269,760
 J.P. Morgan Chase & Co.                                     11,200               382,816
                                                                              -----------
                                                                                1,216,286
                                                                              -----------
 Insurance -- 3.3%
 MGIC Investment Corporation                                  7,800               363,792(B)
                                                                              -----------

                                                           Shares/Par            Value
-----------------------------------------------------------------------------------------
Health Care -- 14.1%
 Health Care (Medical Products and Supplies) -- 1.4%
 Baxter International Inc.                                    6,000           $   156,000
                                                                              -----------
 Health Care Providers and Services -- 12.7%
 Health Net Inc.                                              7,900               260,305(A,B)
 McKesson HBOC, Inc.                                         10,000               357,400
 Tenet Healthcare Corporation                                13,400               156,110(A)
 UnitedHealth Group Incorporated                             12,600               633,150
                                                                              -----------
                                                                                1,406,965
                                                                              -----------
Industrials -- 9.8%
 Aerospace/Defense -- 0.5%
 General Dynamics Corporation                                   700                50,750
                                                                              -----------
 Commercial Services and Supplies -- 3.5%
 Waste Management Inc.                                       16,000               385,440
                                                                              -----------
 Industrial Conglomerates -- 5.8%
 Tyco International Ltd.                                     34,000               645,320
                                                                              -----------
Information Technology -- 3.9%
 Computers and Peripherals -- 2.2%
 International Business Machines Corporation                  2,900               239,250
                                                                              -----------
 Software -- 1.7%
 Intuit Inc.                                                  4,300               191,479(A)
                                                                              -----------
Telecommunication Services -- 10.5%
 Diversified Telecommunication Services -- 3.3%
 Qwest Communications International Inc.                     77,000               368,060(A)
                                                                              -----------
 Wireless Telecommunication Services -- 7.2%
 Nextel Communications, Inc.                                 44,000               795,520(A)
                                                                              -----------
Utilities -- 2.9%
 Multi-Utilities and Unregulated Power -- 2.9%
 The AES Corporation                                         51,200               325,120(A,B)
                                                                              -----------
Total Common Stock and Equity Interests (Identified Cost -- $8,291,725)        10,923,083
-----------------------------------------------------------------------------------------

                                                              Par                Value
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 1.4%

J.P. Morgan Chase & Co.
 1.13%, dated 6/30/03, to be repurchased at $76,085 on
 7/1/03 (Collateral: $61,714 Fannie Mae notes, 6.625%,
 due 11/15/10, value $77,654)                               $76,083           $    76,083

State Street Bank and Trust Company
 1.12%, dated 6/30/03, to be repurchased at $76,085 on
 7/1/03 (Collateral: $77,390 Federal Home Loan Bank
 notes, 1.35%, due 5/3/04, value $77,619)                    76,083                76,083
                                                                              -----------
Total Repurchase Agreements (Identified Cost -- $152,166)                         152,166
-----------------------------------------------------------------------------------------
Total Investments -- 100.0% (Identified
 Cost -- $8,443,891)                                                           11,075,249
Other Assets Less Liabilities -- N.M.                                              (1,854)
                                                                              -----------

NET ASSETS -- 100.0%                                                          $11,073,395
                                                                              ===========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                     $49.45
                                                                              ===========
 FINANCIAL INTERMEDIARY CLASS                                                      $52.72
                                                                              ===========
 INSTITUTIONAL CLASS                                                               $53.10
                                                                              ===========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At June 30, 2003, the total market value of Affiliated Companies was $1,795,785, and the identified cost was $1,328,536.

N.M. -- Not meaningful.

Glossary of Index Definitions

Dow Jones Industrial Average -- A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

Lipper Diversified Equity Funds -- Average of all large-, multi-, mid-, and small-cap funds and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

Lipper Large-Cap Core Funds -- Average of the 1,087 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Growth Funds -- Average of the 702 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Large-Cap Value Funds -- Average of the 410 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

NASDAQ Composite -- A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

S&P 500 Stock Composite Index -- An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Value Line Index -- Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

              EQUITY FUNDS:                                  SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

              GLOBAL FUNDS:                                TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

           TAX-FREE BOND FUNDS:                            MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.



                                                         [LEGG MASON FUNDS LOGO]

                          Investment Adviser
                              Legg Mason Funds Management, Inc.
                              Baltimore, MD

                          Board of Directors
                              John F. Curley, Jr., Chairman
                              Mark R. Fetting, President
                              Richard G. Gilmore
                              Arnold L. Lehman
                              Robin J. W. Masters
                              Dr. Jill E. McGovern
                              Arthur S. Mehlman
                              G. Peter O'Brien
                              S. Ford Rowan

                          Transfer and Shareholder Servicing Agent
                              Boston Financial Data Services
                              Braintree, MA

                          Custodian
                              State Street Bank & Trust Company
                              Boston, MA

                          Counsel
                              Kirkpatrick & Lockhart LLP
                              Washington, DC

                          Independent Accountants
                              PricewaterhouseCoopers LLP
                              Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a current prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------

                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 - 539 - 0000

LMF-002
8/03